SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                       Gentner Communications Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------














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



                       GENTNER COMMUNICATIONS CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                October 10, 2001


TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Gentner Communications Corporation (the "Company"), a Utah Corporation, will be held on November 14, 2001, at 3:00 P.M. MST, at the Company's corporate offices located at 1825 Research Way, Salt Lake City, Utah 84119 for the following purposes:

     1.   To elect seven members of the Company's Board of Directors;

     2. To amend the Articles of Incorporation of the Company to change the name of the Company from "Gentner Communications Corporation" to "ClearOne Communications Inc.;"

     3. To approve an amendment to the Company's 1998 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 800,000;

     4.   To ratify the appointment of the Company's independent auditors; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors recommends that an affirmative vote be cast in favor of all nominees and for each of the proposals listed in the proxy card.

     Only the shareholders of record at the close of business on October 1, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder has previously returned a proxy.

                                      FOR THE BOARD OF DIRECTORS


                                      /s/ Frances M. Flood
                                      ------------------------------------------
                                      Frances M. Flood, President and
                                      Chief Executive Officer

                       GENTNER COMMUNICATIONS CORPORATION
               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

     The enclosed Proxy is solicited on behalf of the Board of Directors of Gentner Communications Corporation (the "Company") for use at the Company's Annual Meeting of Shareholders ("Annual Meeting") to be held November 14, 2001 at 3:00 P.M. MST, or at any postponement or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the above date and time at the Company's offices located at 1825 Research Way, Salt Lake City, Utah 84119. The telephone number at that address is (801) 975-7200.

     These proxy solicitation materials were first mailed on or about October 10, 2001 to all shareholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Shares Outstanding

     Shareholders of record at the close of business on October 1, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 8,628,478 shares of Common Stock were issued and outstanding. Each shareholder will be entitled to one vote for each share of Common Stock held on the record date.

Voting of Proxies

     By completing and returning the accompanying proxy, the shareholder authorizes Frances M. Flood, President and CEO, and James A. Valeo, Vice President and General Counsel, as designated on the face of the proxy, to vote all shares for the shareholder. All proxies that are properly signed and dated will be voted as the shareholder directs. If no direction is given, executed proxies will be voted FOR each of the nominees and listed proposals.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to James A. Valeo, Secretary of the Company, a written notice of revocation, a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Solicitation

     The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone, facsimile, or telegram.

Deadline for Receipt of Shareholder Proposals

     The Company currently anticipates the Annual Meeting in 2002 will be held on or about November 14, 2002. Any shareholder desiring to submit a proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2002 Annual Meeting of Shareholders should transmit such proposal to the Secretary of the Company on or before June 10, 2002. For any other proposal that a shareholder wishes to have considered at the Company's 2002 Annual Meeting, the shareholder must notify the Company of the proposal on or before August 26, 2002. Proposals for which the Company receives notice after that time will be considered untimely, and the persons serving as proxies will have discretionary authority to vote on such matter at the meeting.

Vote Required for Approval

     A quorum of the shares of the Company must be present at the Annual Meeting in order for the shareholders to take official action. Under Utah law and the Articles of Incorporation and Bylaws of the Company, a quorum will exist if a majority of the shares issued by the Company and entitled to vote on a matter at the Annual Meeting are present, in person or by proxy. Abstentions and broker non-votes will be considered present at the Annual Meeting and will be counted for purposes of determining whether a quorum exists, but abstentions and broker non-votes will not be counted for purposes of determining the vote on any matter currently proposed for action at the Annual Meeting. The election of directors will be determined by plurality vote. The Board of Directors recommends that an affirmative vote be cast in favor of all nominees and for each of the proposals listed in the proxy card.

                           STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding ownership of the Common Stock of the Company as of September 1, 2001 by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company, (ii) each director of the Company, (iii) the Chief Executive Officer and each other executive officer of the Company whose salary and bonus for the year ended June 30, 2001 exceeded $100,000, and (iv) all executive officers and directors of the Company as a group. Each person has sole investment and voting power with respect to the shares indicated, subject to community property laws where applicable, except as otherwise indicated below. The address for each beneficial owner is in care of the Company, 1825 Research Way, Salt Lake City, Utah 84119.

                                             Amount of             Percentage
   Names of Beneficial Owners          Beneficial Ownership(1)     of Class(2)
   --------------------------          ---------------------        ---------

   Edward Dallin Bagley                     1,738,668(3)              20.2%
   Frances M. Flood                           296,913(4)              3.4%
   Susie Strohm                               169,729(5)              2.0%
   Brad R. Baldwin                            102,666(6)              1.2%
   Curtis Hewitson                             70,224(7)              0.8%
   Tracy Bathurst                              39,730(8)              0.5%
   David J. Wiener                             18,500(9)              0.2%
   Randall J. Wichinski                        18,200(10)             0.2%
   Eugene W. Kuntz, Jr.                        15,813(11)             0.2%
   Harry Spielberg                              5,000(12)             0.1%
   Michael A. Peirce                                0(13)             0.0%

   Directors and Executive Officers
   as a Group (11 people)                   2,500,513(13-14)         29.0%

1 For each shareholder, the calculation of percentage of beneficial ownership is based on 8,612,978 shares of Common Stock outstanding as of September 1, 2001 and shares of Common Stock subject to options held by the shareholder that are currently exercisable or exercisable within 60 days of September 1, 2001.

2 The percentage ownership for any person is calculated assuming that all the stock that could be acquired by that person within 60 days by option exercise or otherwise, is in fact outstanding and that no other stockholder has exercised a similar right to acquire additional shares.

3 Director. Includes: 1,321,285 shares owned directly; options to purchase 5,000 shares that are exercisable within 60 days; 100,000 shares owned by a corporation controlled by Mr. Bagley; 50 shares owned by Mr. Bagley's wife as custodian for one of Mr. Bagley's daughters; and 312,333 shares held in the Bagley Family Revocable Trust, of which Mr. Bagley is co-trustee.
     Excludes: 50 shares owned by another of Mr. Bagley's daughters who is not a member of his household. Mr. Bagley disclaims beneficial ownership of such 50 shares and fifty percent of the shares owned by the Bagley Family Revocable Trust.

4 President, CEO and Director. Includes: 54,579 shares owned directly; options to purchase 242,334 shares that are exercisable within 60 days.

5 Vice President. Includes: 31,265 shares owned directly; options to purchase 138,464 shares that are exercisable within 60 days.

6 Director. Includes: 67,666 shares owned directly; options to purchase 30,000 shares that are exercisable within 60 days; and 5,000 shares owned by Mr. Baldwin's wife.

7 Vice President. Includes: 6,724 shares owned directly; options to purchase 63,500 shares that are exercisable within 60 days.

8 Vice President. Includes: 730 shares owned directly; options to purchase 39,000 shares that are exercisable within 60 days.

9 Director. Includes: 6,000 shares owned directly; options to purchase 12,500 shares that are exercisable within 60 days.

10 CFO and Director. Includes: 5,700 shares owned directly; options to purchase 12,500 shares that are exercisable within 60 days.

11 Vice President. Includes: 813 shares owned directly; options to purchase 15,000 shares that are exercisable within 60 days.

12 Director. Includes: 0 shares owned directly; options to purchase 5,000 shares that are exercisable within 60 days.

13 Director. Includes: 0 shares owned directly; options to purchase 0 shares that are exercisable within 60 days. Pursuant to the terms of the Share Purchase Agreement (the "Agreement") among the Company and the shareholders of Ivron Systems, LTD, an Irish company, Mr. Peirce may be granted 366,793 shares of the Company's common stock in July 2002. This grant is subject to certain contingencies being met as set forth in the Agreement. In addition, there is the possibility of additional common stock issuances under the terms of the Agreement based on the Company's performance in fiscal years 2003 and 2004. The precise number of shares is not known at this time.

14 Includes: An additional 70 shares owned directly by one additional officer; and options to purchase 25,000 shares that are exercisable within 60 days by this officer.

                      PROPOSAL ONE -- ELECTION OF DIRECTORS

     The Company currently has six directors. Six are nominated for re-election at the Annual Meeting to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. Unless otherwise instructed, the proxies will be voted for the election of the six nominees named below. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors. The Board of Directors has no reason to believe any nominee will be unavailable.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

Nominees

The following individuals are currently directors of the Company:

           Name                Age    Principal Occupation         Since
           ----                ---    --------------------         -----

    Edward Dallin Bagley        63    Attorney                     1994

    Brad R. Baldwin             46    Attorney and Commercial      1988
                                      Real Estate Agent

    Frances M. Flood            45    Chairman of the Board of     1998
                                      Directors, Chief
                                      Executive Officer and
                                      President

    Michael A. Peirce           59    Chairman of the Board and    2001
                                      CEO of Mentec
                                      International

    Harry Spielberg             50    Director of Cosentini        2001
                                      Information Technologies'
                                      Audiovisual Group

    Randall J. Wichinski        48    Vice President and Chief     1999
                                      Financial Officer

    David Wiener                43    President and CEO of         2000
                                      SoundTube Entertainment,
                                      Inc.

     Edward Dallin Bagley has been a Director of the Company since April 1994. Previously, Mr. Bagley served as a Director of the Company from April 1987 to July 1991. Mr. Bagley began practicing law in 1965. Mr. Bagley is currently a director of Tunex International, NESCO, Inc., and Buyers Online.com. Mr. Bagley received a Juris Doctorate in 1965 from the University of Utah College of Law.

     Brad R. Baldwin has been a Director of the Company since 1988. Mr. Baldwin currently is an attorney licensed in Utah and is engaged in the commercial real estate business with Colliers Commerce CRG in Salt Lake City. From October 1, 1994 to January 30, 2000, Mr. Baldwin served as President and Chief Executive Officer of Bank One, Utah, a commercial bank headquartered in Salt Lake City, Utah. Mr. Baldwin received a Juris Doctorate in 1980 from the University of Washington.

     Frances M. Flood has been a Director of the Company since June of 1998. Ms. Flood joined the Company in October 1996 as Vice-President of Sales and Marketing. She was named President in December 1997, Chief Executive Officer in June 1998 and Chairman of the Board in November 2000. Prior to joining the Company, Ms. Flood was Area Director of Sales and Marketing for Ernst & Young, LLP, an international accounting and consulting firm. Ms. Flood has over twenty-five years experience in sales, marketing, change management, international business and finance. Ms. Flood is currently a director of Mining Services International and SoundTube Entertainment, Inc. Ms. Flood graduated from Thomas Edison State College with a B.S./B.A. degree in Banking and Finance.

     Michael A. Peirce has been a Director of the Company since October 2001. Since 1994, Mr. Peirce has been Chairman of Parthus Technologies Inc., an integrated circuit design company. He also serves as Chairman of AEP Ltd., an encryption technology company and as Chairman of the Board and CEO of Mentec International, an IT systems integration company. Mr. Peirce is currently a member of the Technical Advisory Board of the Irish Stock Exchange. Mr. Peirce received his bachelor's (Honors B.A.I.), master's and doctorate degrees in engineering from Trinity College in Dublin, Ireland.

     Harry Spielberg has been a Director of the Company since January 2001. Since January 1996, Mr. Spielberg has been the Director of Cosentini Information Technologies' Audiovisual Group, a division of the consulting engineering firm, Cosentini Associates. Previously, Mr. Spielberg served as Vice President, Engineering for Media Facilities Corp. and Barsky & Associates. Mr. Spielberg received a Bachelor of Art degree in Psychology from the State University of New York.

     Randall J. Wichinski has been a Director of the Company since June 1999. Since August 2001, Mr. Wichinski has been Vice President and Chief Financial Officer of the Company. Prior to joining the Company, he served as the Senior Tax Officer of Ohio National Financial Services. From April 1983 to March 1999, Mr. Wichinski was employed at Ernst & Young LLP, an international accounting and consulting firm, serving as a Tax Partner for ten years. He received a bachelor's degree in 1977 and a Masters of Business Administration degree in 1982 from the University of Wisconsin-Madison.

     David Wiener has been a Director of the Company since January 2000. Mr. Wiener has served as President and CEO of SoundTube Entertainment, Inc., a manufacturer of innovative commercial and consumer audio speakers, since January 1995. SoundTube Entertainment is a division of David Wiener Ventures, a product, fashion and image development company founded by Mr. Wiener in 1982. Mr. Wiener received his bachelor's degree in engineering, aerodynamics and art from Hampshire College in Amherst, Massachusetts.

Director Compensation

     All directors serve until their successors are elected and have qualified. The Company pays each director $650 per month for services provided as a director. Directors who are also employees of the Company receive no additional compensation for serving on the Board of Directors.

Committees of the Board of Directors

     The Board of Directors has two committees: the Audit and Compensation Committees. The Audit Committee is currently composed of Mr. Edward Dallin Bagley, Mr. Brad R. Baldwin, Mr. Harry Spielberg and Mr. David Wiener. The Compensation Committee is currently composed of Mr. Edward Dallin Bagley, Mr. Brad R. Baldwin, Mr. Harry Spielberg and Mr. David Wiener. The Audit Committee is authorized to review proposals of the Company's auditors regarding annual audits and quarterly reviews, recommend the engagement or discharge of the
Company's   auditors,   review   recommendations  of  such  auditors  concerning
accounting principles and the adequacy of internal controls and accounting procedures and practices, to review the scope of the annual audit and quarterly reviews, to approve or disapprove each professional service or type of service other than standard auditing services to be provided by the auditors, and to review and discuss the audited financial statements with the auditors. The Compensation Committee makes recommendations to the Board of Directors regarding remuneration of the executive officers and directors of the Company and administers the incentive plans for directors, officers and key employees.

Meetings of the Board of Directors and Committees

     The Board of Directors held six meetings during the last fiscal year. The Audit Committee held four formal meetings during the last fiscal year. The Compensation Committee held four formal meetings during the last fiscal year. During the last fiscal year no incumbent director attended fewer than 75 percent of all meetings.

                          Report of the Audit Committee

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

     With one exception, each member of the Audit Committee is an independent director as defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards. The Board determined that David Wiener is not independent because Frances Flood, President, CEO and Chairman of the Board of the Company is also a member of the Board of Directors of SoundTube Entertainment, Inc. David Wiener is President, CEO and a Director of SoundTube Entertainment, Inc.

     Finally, the Audit Committee has previously adopted a written Charter that is included as Appendix A to this Proxy Statement.

Respectfully submitted by the members of the Audit Committee.

Edward Dallin Bagley
Brad R. Baldwin
Harry Spielberg
David Wiener

Executive Officers

     Officers are elected to serve, subject to the discretion of the Board of Directors, until their successors are appointed. The executive officers of the Company are as follows:

     Name              Age      Position
     ----              ---      --------

Frances M. Flood        45      President and Chief Executive Officer
Tracy Bathurst          37      Vice President of Technology - Research
Curtis Hewitson         37      Vice President of Human Resources
Eugene W. Kuntz, Jr.    38      Vice President of Technology - Development
Susie S. Strohm         41      Vice President of Finance and Controller
James A. Valeo          40      Vice President of Strategic Operations and
                                General Counsel
Randall J. Wichinski    48      Vice President and Chief Financial Officer

     For the biography of Ms. Flood, see "Directors."

     Tracy Bathurst was named Vice President of Technology - Research in April 2000. He has been with Gentner since September 1988, serving in various roles in engineering and engineering management. He is responsible for technology development for the organization. Prior to joining the Company, Mr. Bathurst worked in the cable television and telecommunications industries for over five years. Mr. Bathurst holds a Bachelor of Science degree from Southern Utah University.

     Curtis Hewitson was named Vice President of Human Resources for Gentner Communications in November 1998. He has been with Gentner since December 1994 serving in Human Resources. He is responsible for all aspects of Human Resources and office administration. Prior to joining the Company, Mr. Hewitson worked in the telecommunications industry for nine years. In 1989, Mr. Hewitson received a Bachelor of Science degree from the University of Utah.

     Eugene W. Kuntz, Jr. has been with Gentner Communications since November 1999. Mr. Kuntz was named Vice President of Technology - Development in January 2001. He is responsible for all engineering development projects and manufacturing activities for the organization. From 1987 to November 1999, Mr. Kuntz was a manager of research and development at Computer Sciences Corporation in Clearfield, Utah. Mr. Kuntz holds a Bachelor of Science degree in Electrical Engineering from Montana State University and a Masters of Business Administration degree from Utah State University.

     Susie S. Strohm became Vice President of Finance in 1997 and was named CFO during 1998, a post she held until August 2001. In August 2001, Ms. Strohm became the Company's controller and continues as its Vice President of Finance. In February 1996, Ms. Strohm joined the Company as its Controller. She is responsible for all the Company's accounting, financial and tax planning, financial and management reporting, and Securities and Exchange Commission filings. Prior to joining the Company, Ms. Strohm was the Controller for Newspaper Agency Corporation in Salt Lake City, Utah. She graduated from the University of Utah with a Bachelor of Science degree in Accounting, and received her Masters of Business Administration degree from Westminster College.

     James A. Valeo joined Gentner Communications as its Vice President of Strategic Operations and General Counsel in October 2000. Prior to joining the Company, from 1996 to 2000 he practiced law with the law firm of Jones Waldo Holbrook & McDonough in Salt Lake City, Utah, focusing on mergers and acquisitions, corporate finance, and general corporate law. Earlier, Mr. Valeo worked for two law firms in Washington, D.C. Mr. Valeo received a Bachelor of Arts degree from New York University in 1982, and a Juris Doctorate degree from Boston University in 1986.

     For the biography of Mr. Wichinski, see "Directors."

Executive Compensation

     Summary Compensation

     The following table sets forth, for each of the Company's last three fiscal years, the compensation of the Chief Executive Officer of the Company and the other previously named executive officers of the Company whose total salary and bonus for the year ended June 30, 2001 exceeded $100,000, for services rendered in all capacities to the Company during such fiscal years.

                           SUMMARY COMPENSATION TABLE

                                Annual Compensation                    Long-Term Compensation
                        ------------------------------------  --------------------------------------
                                                                     Awards           Payouts
                                                               -------------------- ----------------
                                                                         Securities
                                                      Other    Restric-    Under-              All
                                                     Annual      ted       lying              Other
                                                     Compen-    Stock     Options    LTIP    Compen-
Name and Position      Year    Salary      Bonus     sation     Awards     /SARS    Payouts  sation(1)
-----------------      ----    ------      -----     ------     ------     -----    -------  -------

Frances M. Flood      Fiscal
CEO & President        2001   $160,000    $58,400     None       None      None      None    $2,056

                      Fiscal
                       2000   $160,333    $73,700     None       None     50,000     None    $1,802

                      Fiscal
                       1999   $104,912    $66,064     None       None      None      None    $2,022




                                       14


Tracy Bathurst        Fiscal
Vice President(2)      2001   $100,000    $18,500     None       None      None      None    $1,850

                      Fiscal
                       2000    $93,073     $5,000     None       None     50,000     None    $1,765

Curtis Hewitson       Fiscal
Vice President         2001    $80,002    $13,600     None       None      None      None    $2,179

                      Fiscal
                       2000    $73,574    $31,400     None       None     50,000     None    $1,841

                      Fiscal
                       1999    $60,000    $10,278     None       None      None      None    $1,800

Eugene W. Kuntz, Jr.  Fiscal
Vice President(3)      2001    $92,502     $9,500     None       None     30,000     None    $1,850

Susie Strohm          Fiscal
Vice President         2001   $110,000    $37,000     None       None      None      None    $2,316

                      Fiscal
                       2000   $100,167    $55,538     None       None     50,000     None    $1,976

                      Fiscal
                       1999    $72,716    $44,414     None       None      None      None    $1,721


1    This  amount   reflects  the  Company's   contributions   to  the  deferred
     compensation (401(k)) plan.
3    Mr. Bathurst was not an executive officer until fiscal year 2000.
4    Mr. Kuntz was not an executive officer until fiscal year 2001.

     Stock Options/SARS

     The following table sets forth the stock option and SAR grants to the named executive officers for the last fiscal year:

              OPTION/SAR GRANTS IN FISCAL YEAR ENDED JUNE 30, 2001
                               (INDIVIDUAL GRANTS)

                         Number of       Percent of
                        Securities      Total Options
                        Underlying      /SARs Granted    Exercise
                       Options/SARs     to Employees      or Base    Expiration
Name and Position       Granted (#)    in Fiscal Year  Price ($/Sh)     Date
-----------------       -----------    --------------  ------------     ----

Eugene W. Kuntz, Jr.      30,000              6%          $12.50     12/01/2010

     These underlying options will vest in total ("cliff vest") at the end of six years from the date of grant. However, vesting of all or a portion of these options may be accelerated if certain targeted earnings per share goals are met.

     Aggregated Stock Option/SAR Exercises

     The following table sets forth the aggregated stock options and SARs exercised by the named executive officers in fiscal 2001 and the year-end value in-the-money of unexercised options and SARs:

       AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR ENDED JUNE 30, 2001
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                                       Number of
                                                      Securities           Value of
                                                      Underlying          Unexercised
                                                      Unexercised        In-The-Money
                                                      Options/SARs        Options/SARs
                                                     at FY-End (#)       at FY-End ($)
                         Shares
                        Acquired          Value      Exercisable/        Exercisable/
Name and Position    on Exercise (#)  Realized ($)   Unexercisable      Unexercisable(1)
-----------------    ---------------  ------------   -------------      ----------------

Frances M. Flood            0              $0       176,334/146,000   $1,655,344/$828,750

Tracy Bathurst              0              $0        19,750/80,250     $174,140/$182,085

Curtis Hewitson             0              $0        35,750/99,250     $294,619/$399,069

Eugene W. Kuntz, Jr.        0              $0        2,500/57,500            $0/$0

Susie Strohm                0              $0       99,464/119,000     $902,607/$564,724

1 This value was calculated based on the closing stock price of $10.60 on June 30, 2001.

                          COMPENSATION COMMITTEE REPORT

     The Compensation Committee has provided the following report:

     Committee's Responsibilities - The Committee sets the overall compensation principles for the Company, subject to annual review. In consultation with the CEO, it establishes the individual compensation levels for Company executives. None of the members of the committee is a current or former employee of the Company.

        Executive Compensation Policy - Gentner Communications Corporation's compensation goals are as follows:

o    To attract and retain quality talent
o    To use incentive compensation to reinforce strategic performance objectives
o To align the interest of the executives with the interests of the shareholders such that risks and rewards of strategic decisions are shared

     All compensation is tax deductible for the Company, except for the compensation that qualifies for incentive stock option tax treatment.

     Base Compensation - The Committee believes that base compensation needs to be competitive with market rates, and makes salary decisions in coordination with the CEO. The fiscal 2001 base pay rates of the four executive officers increased 5.5% from fiscal 2000 base pay rates. The CEO's base pay did not change from fiscal 2000 to fiscal 2001.

     Quarterly/Annual Bonus Plan - The fiscal year 2001 annual bonus plan was developed to reward executives based on meeting or exceeding certain internal financial objectives that were created by the executive team. The Committee believed in fiscal 2001 that executive base pay was compensation for achieving publicly stated targets. The financial objectives were established in the beginning of the fiscal year and were based on the Company's profitability. Objectives were established for each fiscal quarter, together with an annual objective. If a quarterly objective was met, a bonus was paid for that quarter. If a quarterly objective was not met, then no bonus was paid. Executives were not allowed to make up a missed quarterly bonus based on subsequent performance. A significant portion of the bonus pool was set aside for annual financial objectives. A single quarterly objective was made and a bonus paid for that quarter. The annual internal financial objective was not met, and no annual bonus was paid to any executive, including the CEO.

     Long-Term Incentive Compensation - The Compensation Committee uses employee stock options for long-term executive compensation as a means of achieving the compensation goals previously described. Options are granted under the Company's 1998 Stock Option Plan (the "Plan"). The Compensation Committee, in consultation with the CEO determines the number of options granted to each executive. Factors bearing on the number of options granted to an executive include his or her position, individual performance, and contribution to the Company's overall performance.

     Option grants under the Plan permit a recipient to purchase shares of Company stock at a fixed price (the market price on the date the option is granted). Options typically vest over five (5) years, and the number of shares vesting in a given year is contingent on the Company achieving particular earnings goals in each year. An executive's unvested options will cliff vest six years after grant. In order to exercise vested options an executive must remain with the Company (including a 90 day period following termination).

     Employment and Severance Agreements - The Company has not entered into Employment Agreements with any of its executives. All officers of the Company are employed at will and can be terminated without cause. All employees of the Company have signed Confidentiality Agreements to keep certain information confidential.

     The preceding Compensation Committee Report and the Company Stock Performance Graph (set forth below) will not be incorporated by reference into any of the Company's filings, past or future, that may be made pursuant to the U.S. Securities laws.

Respectfully submitted by the members of the Compensation Committee.

Edward Dallin Bagley
Brad Baldwin
Harry Spielberg
David Wiener

Compensation Committee Interlocks

     The Compensation Committee is made up of all external board members. During fiscal 2001 Randy Wichinski was an external board member. On August 23, 2001, he joined the Company as its Vice President and Chief Financial Officer, so as of the date of this report, he is no longer on the Compensation Committee.

     The Company's Compensation Committee is currently comprised of Messrs. Bagley, Baldwin, Spielberg, and Wiener. Frances Flood is a member of the board of directors of Sound Tube Entertainment, Inc. Mr. Wiener is a member of the board of directors of Sound Tube entertainment and the Company's Compensation Committee.

                             STOCK PERFORMANCE GRAPH

     The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) to Gentner Communications Corporation's shareholders during the five-year period ended June 30, 2001, as well as an overall stock market index (NASDAQ Composite Index) and Gentner Communications Corporation's peer group index (Goldman Sachs Technology Index):

                                 [graph omitted]




        The stock performance assumes $100 was invested on July 1, 1996.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Gentner Research Ltd. ("GRL"), is a related limited partnership, formed on August 1985, in which the Company is the general partner and Edward Dallin Bagley and, among other unrelated parties, certain members of his family, are the limited partners. In 1987 and 1988, GRL sold to the Company proprietary interests in the VRC-1000 (now VRC-2000), VRC-1000 Modem (now VRC-2000) and Digital Hybrid in exchange for royalty payments. Royalty expense recognized by the Company for the years ending June 30, 2001, 2000, and 1999 was $3,600, $16,000 and $39,900, respectively. GRL was dissolved on February 20, 2001 after consent to dissolution and liquidation was received by a majority of the partners of GRL. The product line, which incorporated the proprietary interest, was deemed no longer integral to the product segment of the Company's business. The following directors and/or executive officers and members of their immediate families have purchased the following interests in GRL:

            Edward Dallin Bagley (Director)...................  10.42%
            The Bagley Family Revocable Trust.................   5.21%
            Robert O. Baldwin (father of Brad Baldwin)........  10.42%

     The Company has also formed a second related limited partnership, Gentner Research II, Ltd. ("GR2L"), also in which it acts as general partner. In fiscal year 1997, GR2L sold proprietary interest in the GSC3000 to the Company in exchange for royalty payments. Royalty expense related to product sales with GR2L for the years ending June 30, 2001, 2000, and 1999 was $90,793, $106,084 and $82,989. GR2L was dissolved on May 21, 2001 after the completion of the sale of the remote control portion of the RFM/Broadcast division to Burk Technology.

The Company paid $178,516 to GR2L in 2001, representing its royalty on the gain on the sale of the remote control product line. The following directors and/or executive officers and members of their immediate families have purchased the following interests in GR2L:

            Brad R. Baldwin (Director)........................   3.19%
            Robert O. Baldwin (father of Brad Baldwin)........   9.58%
            Edward D. Bagley (Director).......................   6.39%
            The Bagley Family Revocable Trust.................   6.39%

     Pursuant to the Terms of a Share Purchase Agreement, effective as of October 3, 2001, Michael Peirce was appointed to the board of directors of the Company. This Share Purchase Agreement provides for the purchase of all of the issued and outstanding shares of Ivron Systems, Ltd., an Irish corporation. Mr. Peirce was a director and an approximate 82% owner of Ivron Systems, Ltd. prior to the conclusion of the transaction.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of equity securities of the Company. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, the persons described above have filed all applicable Section 16(a) requirements during the preceding fiscal year, except that the following Forms were filed late: Mr. Valeo's Form 4 relating to a grant of stock options in November 2000 and Mr. Bagley's Form 4 relating to an open market purchase of stock in October 2000.

              PROPOSAL TWO - AMEND THE ARTICLES OF INCORPORATION OF
                THE COMPANY TO CHANGE THE NAME OF THE COMPANY TO
                          CLEARONE COMMUNICATIONS INC.

     The Board of Directors proposes and recommends to the shareholders that they approve an amendment to the Company's Articles of Incorporation to change the Company's name from "Gentner Communications Corporation" to "ClearOne Communications Inc." The Board unanimously approved both this amendment and the submission of the amendment to the Company's shareholders for consideration. If the name change is approved, the Company intends to continue using the "Gentner" name including in marketing certain of its products (provided that the Company may discontinue the use of the "Gentner" name at any time). The shareholders' approval of this proposal to change the name of the Company also grants to the officers of the Company the individual authority to take actions that may be required implement the name change. These actions include, but are not limited to, the filing of formal Articles of Amendment to the Articles of Incorporation on behalf of the Company with the Division of Corporations of the State of Utah. The affirmative vote of the holders of a majority of the Company's Common Stock issued and outstanding as of the Record Date will be required to approve the name change and the amendment of the Company's Articles of Incorporation. The change of name to ClearOne Communications Inc. will become effective upon the filing of an amendment to the Company's Articles of Incorporation, and will be implemented promptly by the Company.

In the event that the proposal is approved, it will NOT be necessary for shareholders to request new share certificates for their stock in Gentner; current share certificates will continue to be honored the Company's transfer agent. The Company has reserved a new trading symbol `CLRO' with NASDAQ for the Company's shares.

THE BOARD OF DIRECTORS UNAMIMOUSLY RECOMMENDS A VOTE FOR AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION

              PROPOSAL THREE -- AMENDMENT OF 1998 STOCK OPTION PLAN TO INCREASE BY 800,000 THE NUMBER OF SHARES AVAILABLE
                             FOR ISSUANCE THEREUNDER

     Since 1998, the Company has provided stock options under the Company's 1998 Stock Option Plan (the "Plan"), which Plan was approved by the Shareholders of the Company at the Company's annual meeting held on November 18, 1998. A copy of the 1998 Plan is available to any shareholder by making written request to the Company's Secretary. The Company believes that granting stock options as an incentive to its employees is highly valuable in promoting increased stockholder value. Management believes that stock options are one of the prime ways to attract and retain key employees to the Company and to motivate participants to increase shareholder value. In addition, stock options are considered a competitive necessity in the industries in which the Company competes.

     The Company currently grants options to employees upon initial hire, in the discretion of management and the Compensation Committee, and periodically to key employees or in recognition of achievement of certain performance criteria. From 1998 to the end of the 2001 fiscal year, the number of Company employees increased from 143 to 193.

     As a result of the increase in number of employees, and the desire to give further incentive to and retain current employees and officers in today's highly competitive and tight labor market, only 1,957,798 options remain available for grant under the 1998 Plan as of September 28, 2001, not including the 800,000 shares subject to stockholder approval at this Annual Meeting.

Proposed Amendment

     At the Annual Meeting, the stockholders are requested to approve an amendment to the 1998 Plan to increase the number of shares reserved for issuance thereunder by 800,000 shares, resulting in an aggregate of 2,500,000 shares reserved for issuance thereunder. The amendment to increase the number of shares reserved under the 1998 Plan is proposed in order to give the Board of Directors and the Compensation Committee of the Board of Directors greater flexibility to grant stock options. The Company believes that granting stock options motivates high levels of performance and provides an effective means of recognizing employee contributions to the success of the Company. The Company believes that this policy is of great value in recruiting and retaining highly qualified technical and other key personnel, who are in great demand, as well as rewarding and encouraging current employees. The Board of Directors believes that the ability to grant options will be important to the future success of the Company by allowing it to accomplish these objectives.

Summary of the Plan

     Effective June 10, 1998, the Board of Directors approved the 1998 Stock Option Plan (the "Plan") for the Company. The Plan was subsequently approved by the shareholders of the Company at the 1998 Annual Meeting of Shareholders, held on November 18, 2001. The purpose of the Plan is to provide stock option incentives to directors, officers, other employees, consultants and advisors of the Company (or any future subsidiary or parent company of the Company). Described below are the material features of the Plan.

General

     The Plan provides for the grant of ISOs qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and non-qualified stock options ("NSOs"). The Plan can be administered either by the Board of Directors or one or more committees of the Board of Directors (the "Administrator"). Option grants are made at the discretion of the Administrator and may be made to Company officers, directors, employees, and other persons as determined by the Administrator. Presently, there are eight (8) executive officers, four (4) non-employee directors, and 176 other employees of the Company employed by the Company, all of whom (as well as all future employees) are eligible to participate in the Plan. The Plan will terminate upon the earlier of June 10, 2008, or the date on which all shares available under the Plan have been issued.

     The Plan currently provides that a maximum of 1,700,000 shares of Common Stock may be issued under the Plan (subject to adjustment in the event of stock splits or other changes in the Common Stock as provided in the Plan). To the extent that options granted under the Plan (i) expire or terminate for any reason prior to exercise, or (ii) are cancelled and replaced by the Administrator, the shares of Common Stock underlying such options will again be available for award under the Plan.

     Current shares issued under the Plan were registered with the Securities and Exchange Commission ("SEC") on Form S-8 on May 12, 1999, to allow the public sale of the shares issued pursuant to the Plan. If the amendment to increase the number of shares by 800,000 is approved by the shareholders, those shares will be "restricted" as defined under Securities and Exchange Commission ("SEC") Rule 144, until such time as the Company registers such shares under the Securities Act of 1933. It is the Company's present intention to file a registration statement on Form S-8 to allow the public sale of the shares issued pursuant to the Plan. Cash proceeds from the exercise of option grants will be used for general corporate purposes.

     The Company's Board of Directors has determined that the Plan will replace the Company's 1990 Stock Option Plan (the "1990 Plan") and no additional option grants will be made under the 1990 Plan. All options issued under the 1990 Plan will remain outstanding subject to the terms and conditions of the 1990 Plan.

The Administrator

     As mentioned above, the Administrator of the Plan can be the Board of Directors or one or more committees of the Board of Directors. Such committee, if it grants options to officers and directors of the Company, must be made up of two or more "non-employee directors" (as defined under SEC Rule 16(b)(3)).

Currently, the Board of Directors has delegated authority to administer the Plan to the Company's Compensation Committee. The Administrator has full authority and discretion in the administration of the Plan, including adopting rules for administration of the Plan and determining the designation of those persons receiving option grants, the type of option granted, the number of shares to be covered by options, the exercise price, and other options terms. The
Administrator's decisions in the administration of the Plan are final and binding on all persons for all purposes.

Option Terms

     The Company may grant ISOs under the Plan only to employees of the Company. Such grants must be at an exercise price per share not less than 100% of the fair market value of the Common Stock at the date of the grant (110% for optionees holding 10% or more of the Company's Common Stock). The Plan limits grants of ISOs that may be exercised by the holder during any calendar year to $100,000 in market value. For optionees holding more than 10% of the Company's Common Stock, ISOs must expire within five years from the date of grant. ISOs are exercisable during a recipient's lifetime only by such recipient and are transferable only upon death by will or the laws of descent and distribution.

     The Company may grant NSOs under the Plan to directors, employees, consultants and advisors. Such NSOs are not subject to the requirements of the Code and, therefore, may not contain the same restrictions as ISOs issued under the Plan. NSOs must, however, have an exercise price not lower than the fair market value of the Common Stock on the date of grant. Additionally, no option, either ISO or NSO, may have a term of more than 10 years from the date of grant.

     The exercise price for options may be paid to the Company in cash, or at the discretion of the Administrator, in shares of Common Stock, payments over time, or through a sale and remittance procedure implemented by the Company with a brokerage firm. Generally, an option right may be exercised only by the holder within three months after his or her termination of employment (twelve months if termination is due to disability). An option generally may be exercised no later than twelve months following an active employee's death. Also, an option usually is terminated immediately upon termination of an employee for material misconduct. These general rules regarding exercise following termination may be varied by the Administrator, but in no event may an option be exercised later than the date of expiration of the option.

     NSOs are transferable, in whole or in part, only (i) during the recipient's lifetime if a transfer is made in connection with the recipient's estate plan to one or more members of the recipient's immediate family (spouse and children) or to a trust established exclusively for the benefit of one or more such immediate family members, or (ii) by will or the laws of descent and distribution following the recipient's death.

     Options may or may not be subject to a vesting schedule, whereby the options become exercisable by the recipient in portions. Such vesting may be based on the passing of time, performance goals, or some other criteria determined by the Administrator. Generally, such vesting may be accelerated by the Administrator in its discretion in the event of a major corporation transaction (such as a merger or sale of all assets) or certain changes in control of the Company.

Amendments

     The Board of Directors can increase the number of shares that may be awarded under the Plan, subject in certain instances to approval by the shareholders. The Administrator may otherwise amend the Plan at any time and in any manner, subject to the rights of the holders of outstanding options as specified in their option agreements.

Federal Income Tax Consequences of the 1998 Stock Option Plan

     The following describes the general federal income tax consequences of the option grants for grant recipients and the Company. A recipient will not realize any income at the time an ISO is granted nor upon exercise of an ISO. However, the difference between the option exercise price and the Common Stock's fair market value at the time of exercise will be taken into account for purposes of the recipient's alternative minimum income tax, if any.

     Upon the subsequent disposition of shares of Common Stock acquired by the exercise of an ISO more than (i) two years after the ISO is granted and (ii) one year after the transfer of shares of Common Stock upon the exercise of such option, the recipient will realize capital gain or loss upon such disposition. The option exercise price will be the recipient's basis for determining the gain or loss. If the subsequent disposition of stock occurs before the special holding requirements describe above are met, the recipient generally will recognize ordinary income upon such disposition equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price.

     A recipient will not realize any income at the time an NSO is granted. Upon the recipient's exercise of an NSO, the difference between the fair market value of the Common Stock at the time of exercise and the option price will be ordinary income to the employee.

     At the time the recipient realizes ordinary income from the exercise of an NSO, the Company will be entitled to a tax deduction in the same amount as the ordinary income realized by the recipient. No such deduction or other tax consequence is applicable to the Company upon grant or exercise of an ISO.

     The foregoing is only a summary of the effect of federal income taxation upon a recipient with respect to the grant and exercise of options under the Plan. This summary does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which an employee may reside.

Awards Under the Stock Option Plan

     As of September 28, 2001, stock options for 1,957,798 shares of Common Stock were outstanding under the Plan. The closing price of the Company's Common Stock on NASDAQ as of September 28, 2001, was $18.16. The stock options outstanding under the Plan are summarized below:

             Option Holder                      Shares Subject to Options
             -------------                      -------------------------

---------------------------------------- ---------------------------------------
Frances M. Flood
  Director, Chairman,                                    422,334
 President and CEO
---------------------------------------- ---------------------------------------
Tracy Bathurst
 Vice President of                                       100,000
Technology - Research
---------------------------------------- ---------------------------------------
Curtis Hewitson
Vice President of                                        135,000
Human Resources
---------------------------------------- ---------------------------------------
Eugene W. Kuntz, Jr.
Vice President of                                         60,000
Technology - Development
---------------------------------------- ---------------------------------------
Susie S. Strohm
Vice President of Finance                                218,464
and Controller
---------------------------------------- ---------------------------------------
Current Executive Officers                              1,235,798
  As a Group
---------------------------------------- ---------------------------------------
Current Directors Who
  Are Not Executive Officers                             125,000
  As a Group
---------------------------------------- ---------------------------------------
All Employees Who Are                                    597,000
  Not Executive Officers
---------------------------------------- ---------------------------------------
Total                                                   1,957,798
---------------------------------------- ---------------------------------------

The options have a term of a minimum of seven years and an exercise price set on the date of a recipient's date of employment or the date the grant is approved by the Administrator. Each option vests (becomes exercisable) annually with respect to a percentage of one-fifth (1/5) of the total option shares upon the Company's achieving annual increases in earnings per share ("EPS") in the five fiscal years 2001-2006, as set forth on the schedule below. The schedule set forth below will be adjusted with new annual EPS targets for successive years over time. The annual increase in EPS and the number of Options to become exercisable will be determined by the Administrator within forty-five (45) days of the end of the fiscal year and shall be determined based on the Company's audited financial statements for such fiscal year. For purposes of determining EPS, the Administrator may, in its discretion, exclude or otherwise adjust annual EPS due to the occurrence of an extraordinary event during the fiscal year. Extraordinary events shall include the merger of the Company, the Company's acquisition of all or substantially all assets or stock of another company, the sale of all or substantially all assets or stock of the Company to a third party, and other extraordinary transactions that are outside the ordinary course of business.


----------------------------------------------
                     Annual EPS
----------------------------------------------
  Fiscal Year       From       To          %
----------------------------------------------
           2001    $0.4200   $0.4399      50%
----------------------------------------------
                   $0.4400   $0.4599      60%
----------------------------------------------
                   $0.4600   $0.4799      70%
----------------------------------------------
                   $0.4800   $0.4999      80%
---------------------------------------------
                   $0.5000   $0.5199      90%
----------------------------------------------
                  >$0.5200               100%
----------------------------------------------
           2002    $0.6400   $0.6899      50%
----------------------------------------------
                   $0.6900   $0.7399      60%
----------------------------------------------
                   $0.7400   $0.7899      70%
----------------------------------------------
                   $0.7900   $0.8399      80%
----------------------------------------------
                   $0.8400   $0.8899      90%
----------------------------------------------
                  >$0.8900               100%
----------------------------------------------
           2003    $1.0500   $1.1299      50%
----------------------------------------------
                   $1.1300   $1.2099      60%
----------------------------------------------
                   $1.2100   $1.2899      70%
----------------------------------------------
                   $1.2900   $1.3699      80%
----------------------------------------------
                   $1.3700   $1.4499      90%
----------------------------------------------
                  >$1.4500               100%
----------------------------------------------
           2004    $1.5000   $1.5499      50%
----------------------------------------------
                   $1.5500   $1.5999      60%
----------------------------------------------
                   $1.6000   $1.6499      70%
----------------------------------------------
                   $1.6500   $1.6999      80%
----------------------------------------------
                   $1.7000   $1.7499      90%
----------------------------------------------
                  >$1.7500               100%
----------------------------------------------
           2005    $1.8000   $1.8399      50%
----------------------------------------------
                   $1.8400   $1.8799      60%
----------------------------------------------
                   $1.8800   $1.9199      70%
----------------------------------------------
                   $1.9200   $1.9599      80%
----------------------------------------------
                   $1.9600   $1.9999      90%
----------------------------------------------
                   $2.0000               100%
----------------------------------------------

           A copy of the Plan may be obtained by request to the Company.

Required Vote and Board of Directors' Recommendation

     The affirmative vote of a majority of the outstanding shares of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the proposed amendment to the 1998 Plan. The effect of an abstention is the same as a vote against approval of the amendment. Should such stockholder approval not be obtained, then the 1998 Plan will remain unchanged, and option grants and direct stock issuances will continue to be made pursuant to the provisions of the 1998 Plan in effect prior to the amendment summarized in this proposal.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF THIS PROPOSAL, INCREASING THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE COMPANY'S STOCK OPTION PLAN

                 PROPOSAL FOUR - RATIFICATION OF THE APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young, LLP, as independent auditors for the Company for the current fiscal year, and recommends that the shareholders vote for ratification of such appointment. Ernst & Young, LLP, has served as the Company's independent auditors since 1990. Fees for the last fiscal year were annual audit fees of $62,500, audit related services of $34,800, and all other nonaudit services of $18,800.

     Neither Ernst & Young nor any of its members have ever had any direct or indirect financial interest in the Company or been connected with the Company as promoter, underwriter, voting trustee, director, officer, or employee. It is anticipated that a representative of Ernst & Young will attend the Annual Meeting and will be available to respond to questions. It is not anticipated that the representative will make any statement or presentation, although the representative will have an opportunity to do so if he desires.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.


                                  OTHER MATTERS

     The Board of Directors knows of no other matter to be presented for action at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the postage-prepaid envelope enclosed for that purpose at your earliest convenience.

                                    FOR THE BOARD OF DIRECTORS


                                    /s/ Frances M. Flood
                                    --------------------------------------------
                                    Frances M. Flood, President
                                    and Chief Executive Officer



Salt Lake City, Utah
October 10, 2001

                                   APPENDIX A

                       Gentner Communications Corporation
                             Audit Committee Charter

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

o The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                       GENTNER COMMUNICATIONS CORPORATION

                             1998 STOCK OPTION PLAN



                                   ARTICLE 1.
                               GENERAL PROVISIONS
                               ------------------


        1.1.   PURPOSE OF THE PLAN

               This 1998 Stock Option Plan (the "Plan") is intended to promote the interests of Gentner Communications Corporation, a Utah corporation, (the "Corporation") by providing eligible persons with the opportunity to acquire or increase their proprietary interest in the Corporation as an incentive for them to remain in the Service of the Corporation.

               Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

        1.2.   ADMINISTRATION OF THE PLAN

               a. The Plan shall be administered by the Board or, to the extent required under applicable Stock Exchange requirements or if desired by the Board, a committee of the Board. If administered by committee, the Primary Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders; committee authority to administer the Plan with respect to all other persons may be vested in either the Primary Committee or a Secondary Committee, as determined by the Board.

               b. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may terminate the functions of any Secondary Committee at any time and delegate all powers and authority previously delegated to such committee to the Primary Committee. To the extent committee administration is no longer required by applicable law, regulation or Stock Exchange requirement, the Board may also terminate the functions of any committee at any time and reassume all powers and authority previously delegated to such committee.

               c. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan
Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan under its jurisdiction or any option thereunder.

               d. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants under the Plan.

               e. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares, the acceleration of such vesting schedule, and all other terms and conditions of the option grants.

        1.3.   ELIGIBILITY

               The  following  persons shall be eligible to  participate  in the
Plan:

               a. Employees,

               b. non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

               c.  consultants  and  other  independent   advisors  who  provide
Services to the Corporation or any Parent or Subsidiary.

        1.4.   STOCK SUBJECT TO THE PLAN

               a. The stock issuable under the Plan shall be shares of authorized but unissued Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 1,700,000 shares, which number of shares may be changed from time to time in accordance with
Article 3.4 below.

               b. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article
2.4. However, should the Exercise Price be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option.

               c. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options per calendar year, and (iii) the number and/or class of securities and the Exercise Price in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE 2.
                              OPTION GRANT PROGRAM
                              --------------------

        2.1.   OPTION TERMS

               Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of Article
2.2 of the Plan, below.

               a.     Exercise Price
                      --------------

                    (1)  The   Exercise   Price  shall  be  fixed  by  the  Plan
Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the Grant Date.

                    (2) The Exercise Price shall become immediately due upon exercise of the option and shall, subject to the provisions of Article 3.1, and the documents evidencing the option, be payable in one or more of the forms specified below:

                          (a) cash or check made payable to the Corporation,

                          (b) a promissory note payable to the Corporation,  but
             only to the extent  authorized  by the  Administrator  pursuant  to
             Section 12 of the Plan,

                          (c) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, but only upon prior written approval of the Plan Administrator, or

                          (d) upon the prior written approval of the Plan Administrator, and to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the Purchased Shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the Purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the Purchased Shares directly to such brokerage firm in order to complete the sale.

               Except to the extent such sale and remittance procedure is utilized, payment of the Exercise Price for the Purchased Shares must be made on the Exercise Date.

               b. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten
(10) years measured from the Grant Date.

               c. Effect of Termination of Service

                    (1) The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service:

                          (a)  Any  option   outstanding  at  the  time  of  the
             Optionee's cessation of Service for any reason except death, Permanent Disability or Misconduct shall remain exercisable for a three (3) month period thereafter, provided no option shall be exercisable after the Expiration Date.

                          (b)  Any  option   outstanding  at  the  time  of  the
             Optionee's cessation of Service due to death or Permanent Disability shall remain exercisable for a twelve (12) month period thereafter, provided no option shall be exercisable after the Expiration Date. Subject to the foregoing, any option exercisable in whole or in part by the Optionee at the time of death may be exercised subsequently by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                          (c) Should the  Optionee's  Service be terminated  for
             Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                          (d) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares for which the option is exercisable on the date of the Optionee's cessation of Service; the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable. Upon the expiration of the applicable exercise period or (if earlier) upon the Expiration Date, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

                    (2) The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                          (a) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the Expiration Date, and/or

                          (b) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional shares that would have vested under the option had the Optionee continued in Service.

               d. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the Exercise Price, and become a holder of record of the Purchased Shares.

               e. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options may be exercised only by the Optionee, and shall not be assignable or transferable except by will or the laws of descent and distribution following the Optionee's death. Non-Statutory Options may be assigned or transferred in whole or in part only (i) during the Optionee's lifetime if in connection with the Optionee's estate plan to one or more members of the Optionee's immediate family (spouse and children) or to a trust established exclusively for the benefit of one or more such immediate family members, or (ii) by will or the laws of descent and distribution following the Optionee's death. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

        2.2.   INCENTIVE OPTIONS

               The terms specified below shall apply to all Incentive Options. Except as modified by the provisions of this Article 2.2, all the provisions of this Plan shall apply to Incentive Options. Options specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Article 2.2.

               a. Eligibility.   Incentive  Options  may  only   be  granted  to
Employees.

               b. Exercise Price. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the Grant Date.

               c. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied in the order in which such options are granted.

               d. 10% Stockholder. If an Employee to whom an Incentive Option is granted is a 10% Stockholder, then the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the Grant Date, and the option term shall not exceed five (5) years measured from the Grant Date.

               e. Holding Period. Shares purchased pursuant to an option shall cease to qualify for favorable tax treatment as Incentive Option Shares if and to the extent Optionee disposes of such shares within two (2) years of the Grant Date or within one (1) year of Optionee's purchase of said shares.

        2.3.   CORPORATE TRANSACTION/CHANGE IN CONTROL

               a. In the event of any Corporate Transaction, and subject to the terms set forth in an Optionee's Stock Option Grant, the Board of Directors shall have the sole authority to elect that each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, shall become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The Board may exercise its discretion to accelerate the vesting of options whether or not (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, except to the extent that the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

               b. The Plan Administrator's discretion under Article 2.3.a. above shall be exercisable either at the time the option is granted or at any time while the option remains outstanding, whether or not those options are to be assumed or replaced in the Corporate Transaction. The Plan Administrator shall also have the discretion to grant options which do not accelerate whether or not such options are assumed in connection with a Corporate Transaction.

               c. If the Board of Directors elects the automatic acceleration of some or all of the outstanding options upon the occurrence of a Corporate Transaction, all such outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) immediately following the consummation of the Corporate Transaction.

               d. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities that would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction, (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same and (iii) the maximum number of securities and/or class of securities for which any one person may be granted stock options.

               e. The Plan Administrator shall have the discretion, exercisable at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of any options assumed or replaced in a Corporate Transaction that do not otherwise accelerate at that time in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

               f. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options upon the occurrence of a Change in Control or (ii) condition any such option acceleration upon the subsequent Involuntary Termination of the Optionee's Service within a specified period (not to exceed eighteen (18) months) following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the Expiration Date or sooner termination of the option term.

               g. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the federal tax laws.

               h. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                   ARTICLE 3.
                                  MISCELLANEOUS
                                  -------------

        3.1.   FINANCING

               a. The Plan Administrator may permit any Optionee to pay the option Exercise Price by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee may not exceed the sum of (i) the aggregate option Exercise Price payable for the Purchased Shares plus (ii) the amount of any federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise.

               b. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

        3.2.   TAX WITHHOLDING

               a. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

               b. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options. Such right may be provided to any such holder in either or both of the following formats:

                      (1) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                      (2) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

        3.3.   EFFECTIVE DATE AND TERM OF THE PLAN

               a. The Plan shall become effective on the Plan Effective Date. However, no shares shall be issued under the Plan pursuant to Incentive Options until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all Incentive Options previously granted under this Plan shall automatically convert into Non-Statutory Options.

               b. The Plan shall terminate upon the earliest of (i) June 10, 2008, (ii) the date on which all shares available for issuance under the Plan shall have been issued, or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all outstanding options shall continue to have force and effect in accordance with the provisions of the documents evidencing such options.

        3.4.   AMENDMENT OF THE PLAN

               a. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, or to cancel any grants made thereunder; provided, however, that no such amendment, modification, or cancellation shall adversely affect any rights and obligations with respect to options at the time outstanding under the Plan unless each affected Optionee consents to such amendment, modification, or cancellation. In addition, amendments to the Plan shall be subject to approval of the Corporation's stockholders to the extent required by applicable laws, regulations, or Nasdaq or Stock Exchange requirements.

               b. Options to purchase shares of Common Stock may be granted under the Plan that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued are held in escrow until there is obtained Board approval (and shareholder approval if required by applicable laws, regulations, or Stock Exchange requirements) of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan.

        3.5.   USE OF PROCEEDS

               Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

        3.6.   REGULATORY APPROVALS

               a. The implementation of the Plan, the granting of any option under the Plan, and the issuance of any shares of Common Stock upon the exercise of any option shall be subject to the Corporation's obtaining all approvals and permits required by regulatory authorities having jurisdiction over the Plan and the options granted under it, and the shares of Common Stock issued pursuant to the Plan.

               b. No shares of Common Stock shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws and all applicable listing requirements of any stock exchange (or the Nasdaq market, if applicable) on which Common Stock is then listed for trading.

        3.7.   NO EMPLOYMENT/SERVICE RIGHTS

               Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.


CURRENT WITH ALL AMENDMENTS THROUGH AUGUST 7, 2000

                                    APPENDIX
                                    --------

               The following definitions shall be in effect under the Plan and the Plan Documents:

        0.1. Board shall mean the Corporation's Board of Directors.

        2. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                      (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, which the Board does not recommend such stockholders to accept, or

                      (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

        3. Code shall mean the Internal Revenue Code of 1986, as amended.

        4. Common Stock shall mean the Corporation's common stock.

        5.   Corporate   Transaction   shall  mean   either  of  the   following
stockholder-approved transactions to which the Corporation is a party:

                      (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

                      (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

        6. Eligible Director shall mean a non-employee Board member eligible to participate in the Plan.

        7. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

        8. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

        9. Exercise Price shall mean the exercise price per share as specified in the Stock Option Grant.

        10. Expiration Date shall mean the date on which the option expires as specified in the Stock Option Grant.

        11. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                      (i) If the Common Stock is traded at the time on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                      (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                      (iii) If the Common Stock is not listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

                      (iv) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

        12. Grant Date shall mean the date on which the option is granted to Optionee as specified in the Stock Option Grant.


        13.   Incentive   Option  shall  mean  an  option  which  satisfies  the
requirements of Code Section 422.

        14. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

                      (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                      (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

        15. Market Stand Off shall mean the market stand off restriction on disposition of the Purchased Shares as identified under such title in the Stock Option Exercise Notice and Purchase Agreement.

        16. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary).

        17. 1933 Act shall mean the Securities Act of 1933, as amended.

        18. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

        19. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

        20. Optionee shall mean any person to whom an option is granted under Plan.

        21. Option Shares shall mean the number of shares of Common Stock subject to the option as specified in the Stock Option Grant.

        22. Owner shall mean Optionee and all subsequent holders of the Purchased Shares who derive their claim of ownership through a Permitted Transfer from Optionee.

        23. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one or the other corporations in such chain.

        24. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

        25. Permitted Transfer shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession following Optionee's death, or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

        26. Plan Administrator shall mean the particular entity, whether the Board or a committee of the Board, which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

        27. Plan Documents shall mean the Plan, the Stock Option Grant, and Stock Option Exercise Notice and Purchase Agreement, collectively.

        28.    Plan Effective Date shall mean                , the date on which
the Plan was adopted by the Board.

        29. Primary Committee shall mean the committee of two (2) or more non-employee Board members (as defined in the regulations to Section 16 of the 1934 Act) appointed by the Board to administer the Plan with respect to Section 16 Insiders.

        30. Purchased Shares shall mean the shares purchased upon exercise of the Option.

        31. Recapitalization shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other charge affecting the Corporation's outstanding Common Stock as a class without the Corporation's receipt of consideration.

        32. Reorganization shall mean any of the following transactions:

                      (i) a merger or consolidation in which the Corporation is not the surviving entity;

                      (ii) a sale, transfer or other disposition of all or substantially all of the Corporation's assets;

                      (iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger; or

                      (iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

        33. SEC shall mean the Securities Exchange Commission.

        34. Secondary Committee shall mean a committee of two (2) or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.

        35. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

        36. Service shall mean the performance of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

        37. Stock Exchange shall mean either the American Stock Exchange, the New York Stock Exchange, another regional stock exchange, or the Nasdaq market as established by the National Association of Securities Dealers.

        38. Stock Option Exercise Notice and Purchase Agreement shall mean the agreement of said title in substantially the form of Exhibit A to the Stock Option Grant, pursuant to which Optionee gives notice of his intent to exercise the option and purchase Shares.

        39. Stock Option Grant shall mean the Stock Option Grant document, pursuant to which Optionee has been informed of the basic terms of the option granted under the Plan.

        40. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        41. Taxes shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options in connection with the exercise of those options.

        42. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).